                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 25, 2005, is entered into by and among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders identified on the signature pages hereto as the existing lenders (the "Existing Lenders"), the Lenders identified on the signature pages hereto as the new Lenders (the "New Lenders") and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein).

                              W I T N E S S E T H

         WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents entered into that certain Credit Agreement, dated as of February 28, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of August 12, 2003, as amended by that certain Second Amendment to Credit Agreement, dated as of June 4, 2004 (as further amended, modified, extended, renewed, restated, replaced or increased from time to time, the "Existing Credit Agreement");

         WHEREAS, the Parent has requested, and the Lenders have agreed, to amend the Existing Credit Agreement as provided herein;

         WHEREAS, certain of the Lenders have requested to be replaced under the Existing Credit Agreement simultaneously with this Amendment (each a "Replaced Lender" and collectively, the "Replaced Lenders");

         WHEREAS, immediately prior to the Third Amendment Effective Date, each Replaced Lender shall assign to the Administrative Agent its respective Revolving Commitment and Revolving Obligations and/or Tranche B Term Loans under the Existing Credit Agreement, and immediately following the Third Amendment Effective Date, the Revolving Commitments, outstanding Revolving Obligations and outstanding Tranche B Term Loans shall be reallocated by the Administrative Agent to the Existing Lenders and to the New Lenders as shall be necessary in order to give effect to the reallocations of the Revolving Commitments, Revolving Obligations and Tranche B Term Loans effected by the amendment to
Schedule 2.01 to the Existing Credit Agreement pursuant to Subpart 2.12 hereof; and

         WHEREAS, the Parent, the Borrowers, the Guarantors, the Existing Lenders and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby).

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended in the following respects:

         (a) The definition of "Aggregate Revolving Commitments" is hereby amended in its entirety to read as follows:

                  "Aggregate Revolving Commitments" means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is TWO HUNDRED TWENTY-FIVE MILLION DOLLARS ($225,000,000).

         (b) The definition of "Applicable Rate" is hereby amended in its entirety to read as follows:

                  "Applicable Rate" means each of the following percentages per annum, as applicable, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

                                                                         APPLICABLE RATES

                                                              TRANCHE B       TRANCHE B
                                 REVOLVING    REVOLVING       TERM LOAN       TERM LOAN
  PRICING      CONSOLIDATED      EURODOLLAR    BASE RATE     EURODOLLAR       BASE RATE        LETTER OF
  LEVEL       LEVERAGE RATIO     RATE LOANS      LOANS       RATE LOANS         LOANS         CREDIT FEES    COMMITMENT FEE
=============================================================================================================================
     1         < 2.25 to 1.0        1.00%         0.0%          2.00%           0.50%            1.00%            0.25%
               -
-----------------------------------------------------------------------------------------------------------------------------
     2         > 2.25 to 1.0        1.25%         0.0%          2.00%           0.50%            1.25%            0.25%
               but < 2.75 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     3         > 2.75 to 1.0        1.50%         0.0%          2.00%           0.50%            1.50%           0.375%
               but < 3.25 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     4         > 3.25 to 1.0        1.75%        0.25%          2.00%           0.50%            1.75%           0.375%
               but < 3.50 to
                   -
                    1.0
-----------------------------------------------------------------------------------------------------------------------------
     5         > 3.50 to 1.0        2.00%        0.50%          2.00%           0.50%            2.00%            0.45%
=============================================================================================================================

         Any increase or decrease in the Applicable Rates resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Third Amendment Effective Date through the date that the Parent delivers the Compliance Certificate for the fiscal quarter ending March 31, 2005 shall be determined based upon Pricing Level 4.

         (c) Clause (k) of the definition of "Consolidated Funded Indebtedness" is hereby amended in its entirety to read as follows:

                  "Consolidated Funded Indebtedness" means, ... (k) the Indebtedness of the types described in the preceding clauses (a) through (h) that is owed by any partnership or unincorporated joint venture in which a Consolidated Party is a general partner or a joint venturer to the extent such Indebtedness is recourse to a Consolidated Party; provided, however, to the extent that the Mexican Joint Venture is required to be consolidated pursuant to GAAP, "Consolidated Funded Indebtedness" shall not include up to $13,500,000 of Indebtedness of the Mexican Joint Venture, but shall include all Indebtedness of the Mexican Joint Venture (including any Guarantee of any Indebtedness of the Mexican Joint Venture) that is recourse to any other Consolidated Party.

         (d) The definition of "Consolidated Funded Indebtedness" is hereby further amended by adding at the end thereof the following proviso:

         provided, however, that Consolidated Funded Indebtedness shall not include (i) while the Edison Note Payable is outstanding, the aggregate amount of the Edison Note Payable up to the amount of the Park Fast Note Receivable and (ii) to the extent the Edison Note Payable has been paid by Allright Corporation, the aggregate amount of the Park Fast Note Receivable (to the extent that the proceeds of the Edison Note Payable received by Edison Parking Management L.P. are deposited in an account in which Aparkco Finance, Inc. has a security interest to secure the payment of the obligations under the Park Fast Note pursuant to the Edison Collateral Agreement).

         (e) The following new definitions are hereby added to the Existing Credit Agreement in its appropriate alphabetical order:

                  "Allright Note" means that certain Promissory Note dated July 1, 2004, of Allright Corporation in favor of Edison Parking Management L.P. in the principal amount of $28,650,333.

                  "Edison Collateral Agreement" means that certain Collateral Agreement dated as of July 1, 2004 by and among Edison Parking Management L.P., a Delaware limited partnership, Park Fast Parking Management L.P., a Delaware limited partnership, BSS Properties, LLC, a New York limited liability company, Aparkco Inc., a Delaware corporation, and Aparkco Finance, Inc., a Delaware corporation.

                  "Edison Note Payable" means the Indebtedness of Allright Corporation to Edison Parking Management, LP pursuant to the Allright Note.

                  "Park Fast Note" means that certain Amended and Restated Limited Recourse Promissory Note dated March 19, 1999, of Park Fast Parking Management L.P. in favor of Aparkco Finance, Inc. in the original principal amount of $26,400,000.

                  "Park Fast Note Receivable" means the Indebtedness of Park Fast Parking Management L.P. to Aparkco Finance, Inc. pursuant to the Park Fast Note.

                  "Mexican Joint Venture" means Central Parking System of Mexico SA de CV.

                  "Third Amendment Effective Date" means January 26, 2005.

         SUBPART 2.2 Amendment to Section 2.05(b)(iii). Subclause (iii) of
Section 2.05(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iii) Dispositions and Involuntary Dispositions. The Borrowers shall prepay the Loans and Cash Collateralize the L/C Obligations as hereinafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions and Involuntary Dispositions aggregating in excess of $2,500,000 in any one fiscal year to the extent that within 365 days of the date of the applicable Disposition, the excess is not either (x) used to purchase, repurchase or redeem Capital Stock of the Parent to the extent permitted by Section 8.02(l) or to pay or make additional dividends or other distributions to the extent permitted by Section 8.06(d)(ii)(B) hereof or (y) reinvested in Property useful in the Businesses. Such prepayment shall be due immediately upon the expiration of the 365 day period to the extent the $2,500,000 threshold has been exceeded, and shall be applied as set forth in clause (vi) below).

         SUBPART 2.3 Amendment to Section 2.05(b)(vi). Subclause (vi)(B) of
Section 2.05(b) of the Existing Credit Agreement is hereby amended to delete the following proviso in its entirety:

                  "provided, however, that if the Aggregate Revolving Commitments are greater than $150,000,000 at the time of such prepayment, amounts prepaid pursuant to Section 2.05(b)(ii), (iii),
         (iv) and (v), shall reduce the Aggregate Revolving Commitments to the extent of such excess"

         SUBPART 2.4 Amendment to Section 2.07(c). Section 2.07(c) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (c) Tranche B Term Loan. The Borrowers shall repay the outstanding principal amount of the Tranche B Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

                                            Principal Amortization
         Payment Dates                              Payment
         ---------------------------------------------------------------
         March 31, 2005                           $187,500.00
         ---------------------------------------------------------------
         June 30, 2005                            $187,500.00
         ---------------------------------------------------------------
         September 30, 2005                       $187,500.00
         ---------------------------------------------------------------
         December 31, 2005                        $187,500.00
         ---------------------------------------------------------------
         March 31, 2006                           $187,500.00
         ---------------------------------------------------------------
         June 30, 2006                            $187,500.00
         ---------------------------------------------------------------
         September 30, 2006                       $187,500.00
         ---------------------------------------------------------------
         December 31, 2006                        $187,500.00
         ---------------------------------------------------------------
         March 31, 2007                           $187,500.00
         ---------------------------------------------------------------
         June 30, 2007                            $187,500.00
         ---------------------------------------------------------------
         September 30, 2007                       $187,500.00
         ---------------------------------------------------------------
         December 31, 2007                        $187,500.00
         ---------------------------------------------------------------
         March 31, 2008                           $187,500.00
         ---------------------------------------------------------------
         June 30, 2008                           $9,070,312.00
         ---------------------------------------------------------------
         September 30, 2008                      $9,070,312.00
         ---------------------------------------------------------------
         December 31, 2008                       $9,070,312.00
         ---------------------------------------------------------------
         March 31, 2009                          $9,070,312.00
         ---------------------------------------------------------------
         June 30, 2009                           $9,070,312.00
         ---------------------------------------------------------------
         September 30, 2009                      $9,070,312.00
         ---------------------------------------------------------------
         December 31, 2009                       $9,070,312.00
         ---------------------------------------------------------------
         March 31, 2010                          $9,070,316.00
         ===============================================================

         SUBPART 2.5 Amendment to Section 8.01. A new subsection (p) is hereby added to Section 8.01 of the Existing Credit Agreement immediately following subsection (o), which shall be as follows:

                  (p) Liens securing Indebtedness permitted under Section 8.03(b)(ii).

         SUBPART 2.6 Amendment to Section 8.02(i). Subclause (vii) of Section 8.02(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                  (vii) the Aggregate Acquisition Consideration paid by the Consolidated Parties for all such Acquisitions occurring after the Closing Date shall not exceed $35,000,000 during any fiscal year.

         SUBPART 2.7 Amendment to Section 8.02(l). Section 8.02(l) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (l) Investments consisting of advances in respect of the purchase, repurchase or redemption of the Capital Stock of the Parent so long as (i) the Consolidated Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of the proposed purchase, repurchase or redemption is less than 3.75 to 1.0 and (ii) the aggregate amount of all such purchases, repurchases or redemptions and all dividends or other distributions made pursuant to by Section 8.06(d)(ii) following the Third Amendment Effective Date shall not exceed the sum of (A) $35,000,000 plus (B) an amount equal to the lesser of (x) $15,000,000 and (y) 50% of the Net Cash Proceeds from Dispositions not required to prepay the Loans or Cash collateralize the L/C Obligations pursuant to
         Section 2.05(b)(iii) and not otherwise reinvested by the Borrower during the applicable 365 day period following each such Disposition as permitted by Section 2.05(b)(iii); and

         SUBPART 2.8 Amendment to Section 8.03. Subsections (b), (e) and (h) of
Section 8.03 of the Existing Credit Agreement are hereby amended and restated in their entireties to read as follows:

                  (b) Indebtedness of the Parent and its Subsidiaries (i) set forth in Schedule 8.03 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness) and (ii) with respect to the Barclays Bank Sterling Overdraft Facility (11,000,000 pounds sterling), the Guarantees, Bonds and Indemnities Facility (7,500,000 pounds sterling) and the letters of credit issued by Barclays Bank, set forth on
         Schedule 8.03 (collectively, the "Barclays Facilities"), as such Barclays Facilities may be increased, renewed, refinanced, extended or otherwise modified from time to time; provided, however, that the aggregate principal amount of the Barclays Facilities will not at any time exceed 15,000,000 pounds sterling;

                  (e) purchase money Indebtedness (including obligations in respect of Capital Leases, but not including Synthetic Lease Obligations) hereafter incurred by any Consolidated Party to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof; provided that (i) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (iii) the sum of all such Indebtedness for all such Persons incurred under this clause (e) plus the aggregate amount of Indebtedness incurred under clause (h) below will not exceed $50,000,000 at any one time outstanding;

                  (h) other unsecured Indebtedness; provided, that, the sum of all such Indebtedness for all such Persons incurred under this clause
         (h) plus the aggregate amount of Indebtedness incurred under clause (e) above will not exceed $50,000,000 at any one time outstanding.

         SUBPART 2.9 Amendment to Section 8.06(d). Section 8.06(d) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (d) provided that no Event of Default has occurred and is continuing or would occur as a result, the Parent may declare, make and pay (i) annual cash dividends and other cash distributions in an amount not to exceed the lesser of (A) $10,000,000 and (B) fifty percent (50%) of Consolidated Net Income during the preceding fiscal year, (ii) additional cash dividends and other cash distributions; provided, however, the aggregate amount of all such dividends and other cash distributions pursuant to this clause (ii) plus the aggregate amount of all purchases, repurchases or redemptions made pursuant to Section 8.02(l) shall not exceed the sum of (A) $35,000,000 plus (B) an amount equal to the lesser of (x) $15,000,000 and (y) 50% of the Net Cash Proceeds from Dispositions not required to prepay the Loans or Cash collateralize the L/C Obligations pursuant to Section 2.05(b)(iii) and not otherwise reinvested by the Borrower during the applicable 365 day period following each such Disposition as permitted by Section 2.05(b)(iii) and (iii) dividends on the Preferred Stock on the dates and at the rate set forth in the description of the Preferred Stock contained in Schedule 1.02; and

         SUBPART 2.10 Amendment to Section 8.11(d). Section 8.11(d) of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

                  (d) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of $390,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Parent, by an amount equal to the sum of (i) 50% of cumulative Consolidated Net Income (to the extent positive) for each fiscal quarter ended subsequent to September 30, 2004 and (ii) 100% of the Net Cash Proceeds from Equity Issuances occurring subsequent to September 30, 2004.

         SUBPART 2.11 Amendment to Section 11.19. A new Section 11.19 is hereby added to the Existing Credit Agreement to read as follows:

                  11.19 USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.

         SUBPART 2.12 Amendments to Schedules. Schedule 1.01(b) Sale Properties and Schedule 2.01 Commitments and Pro Rata Shares to the Existing Credit Agreement are hereby replaced in their entirety with a new Schedule 1.01(b) and a new Schedule 2.01 attached hereto as Exhibit A and Exhibit B.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Third Amendment Effective Date. This Amendment shall be and become effective as of the Third Amendment Effective Date when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

         SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Existing Lenders (other than the Replaced Lenders), the New Lenders and the Administrative Agent.

         SUBPART 3.3 Receipt of Counterparts of Assignment and Assumption Documentation. The Administrative Agent shall have received counterparts of (i) an Assignment and Assumption with respect to the assignment by each Replaced Lender to Bank of America, N.A. of their respective Revolving Commitments, outstanding Revolving Loans and/or outstanding Tranche B Term Loans under the Existing Credit Agreement, duly executed on behalf of each such Replaced Lender, Bank of America, N.A., the Administrative Agent and the Borrowers.

         SUBPART 3.4 Organization Documents, Etc. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Third Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Third Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                           (i) a Note executed by the Borrowers in favor of each
                  Lender (including each New Lender) requesting a Note;

                           (ii) copies of the Organization Documents of each
                  Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Third Amendment Effective Date;

                           (iii) such certificates of resolutions or other
                  action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

                           (iv) such documents and certifications as the
                  Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in (A) the jurisdiction of its incorporation or organization and (B) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SUBPART 3.5 Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Third Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent a legal opinion of Bass, Berry & Sims PLC, counsel for the Loan Parties.

         SUBPART 3.6 Amendment Fee. The Administrative Agent shall have received for the account of each Lender an amendment fee in the amount heretofore agreed to be paid to such Lender.

         SUBPART 3.7 Voluntary Repayment of Tranche B Term Loan. The Administrative Agent shall have received satisfactory evidence that the Borrower shall have prepaid (or deposited sufficient funds with the Administrative Agent to prepay) the Tranche B Term Loans such that immediately upon giving effect to this Amendment the aggregate principal amount of the Tranche B Term Loans outstanding shall be less than or equal to $75,000,000.

         SUBPART 3.8 Fees and Expenses. The Parent shall have paid all reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         SUBPART 3.9 Other Items. The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.


                                     PART IV
                         ASSIGNMENTS AND ASSUMPTIONS AND
                             JOINDER OF NEW LENDERS

         Each Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from such Existing Lender, effective as of the Third Amendment Effective Date, such interests in such Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Revolving Commitments of such Existing Lender on the Third Amendment Effective Date and the Revolving Obligations and Tranche B Term Loans owing to such Existing Lender that are outstanding on the Third Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Commitments, Revolving Obligations and Tranche B Term Loans effected by the amendment to Schedule 2.01 to the Existing Credit Agreement pursuant to Subpart
2.12 hereof. From and after the Third Amendment Effective Date (i) each of the New Lenders shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) each Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights (other than indemnification rights pursuant to the Section 11.05 of the Credit Agreement) and be released from its obligations under the Existing Credit Agreement. Each Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the

Amended Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Lender; and (v) that is not a United States person shall have provided all forms required under Section 11.15 of the Existing Credit Agreement.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent, the Existing Lenders and the New Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 5.2 Reaffirmation of Obligations. The Borrowers hereby ratify the Existing Credit Agreement and acknowledge and reaffirm (a) that they are is bound by all terms of the Amended Credit Agreement applicable to them and (b) that they are responsible for the observance and full performance of their respective obligations under the Amended Credit Agreement.

         SUBPART 5.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" in the Existing Credit Agreement (and similar references, such as "hereof" and "hereto") and in the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 5.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by facsimile (including electronic mail) shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 5.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

         SUBPART 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Credit Agreement as of the date first above written.

BORROWERS:                            CENTRAL PARKING CORPORATION,
                                      a Tennessee corporation


                                      By: /s/ Monroe J. Carell, Jr.
                                          -------------------------
                                      Name:    Monroe J. Carell, Jr.
                                      Title:   Chief Executive Officer


                                      CENTRAL PARKING SYSTEM, INC.,
                                      a Tennessee corporation
                                      ALLRIGHT CORPORATION,
                                      a Delaware corporation
                                      KINNEY SYSTEM, INC.,
                                      a Delaware corporation
                                      CPS FINANCE, INC.,
                                      a Delaware corporation
                                      CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                                      By: /s/ Monroe J. Carell, Jr.
                                          -------------------------
                                      Name:    Monroe J. Carell, Jr.
                                      Title:   Chief Executive Officer

GUARANTORS:                 CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                            a Tennessee corporation
                            KINNEY PARKING SYSTEM, INC.,
                            a New York corporation
                            CENTRAL PARKING SYSTEM OF PENNSYLVANIA,
                            INC., a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
                            (F/K/A DIPLOMAT PARKING CORP.), a DC corporation
                            CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                            a Texas corporation
                            CENTRAL PARKING SYSTEM OF OHIO, INC.,
                            a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                            ALLRIGHT NEW YORK PARKING, INC.,
                            a New York corporation
                            CENTRAL PARKING SYSTEM OF NEW JERSEY,
                            INC., a New Jersey corporation
                            CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                            USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.), a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF LOUISIANA, INC., a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF MARYLAND, INC., a Tennessee corporation
                            CENTRAL PARKING SYSTEM REALTY OF NEW YORK,
                            INC., a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF WASHINGTON,
                            INC., a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                            (F/K/A CPS-ST. LOUIS, INC.), a Tennessee corporation
                            CENTRAL PARKING SYSTEM OF WISCONSIN, INC., a Tennessee corporation


                            By: /s/ Monroe J. Carell, Jr.
                                -------------------------
                            Name:    Monroe J. Carell, Jr.
                            Title:   Chief Executive Officer

                            of each of the foregoing Guarantors

                           [signature pages continue]

ADMINISTRATIVE AGENT:                    BANK OF AMERICA, N.A., as
                                         Administrative Agent

                                         By: /s/ Laura B. Schmuck
                                             -------------------------------
                                         Name: Laura B. Schmuck
                                         Title:  Agency Officer
                                                 Assistant Vice President


EXISTING LENDERS:                        BANK OF AMERICA, N.A., as a Lender, L/C
                                         Issuer and Swing Line Lender

                                         By:  /s/ Thomas C. Kilcrease, Jr.
                                              ------------------------------
                                         Name:  Thomas C. Kilcrease, Jr.
                                         Title:  Senior Vice President

                                            [AM SOUTH BANK]

                                            By:  /s/ Randall P. Robinson
                                                 -----------------------------
                                            Name:  Randall P. Robinson
                                            Title:  Vice President

                                            [BARCLAYS BANK PLC]

                                            By:  /s/ John Davey
                                                 -----------------------------
                                            Name:  John Davey
                                            Title:  Director

                                            [COMERICA BANK]

                                            By:  /s/ Heather A. Whiting
                                                 -----------------------------
                                            Name:  Heather A. Whiting
                                            Title:  Account Officer

                                            [JP MORGAN CHASE BANK]

                                            By:  /s/ Mike Lister
                                                 -----------------------------
                                            Name:  Mike Lister
                                            Title:  Vice-President

                                            [SUNTRUST BANK]

                                            By:  /s/ Scott Corley
                                                 -----------------------------
                                            Name:  Scott Corley
                                            Title:  Managing Director

                                            [US BANK N.A.]

                                            By:  /s/ Russell S. Rogers
                                                 -----------------------------
                                            Name:  Russell S. Rogers
                                            Title:  Vice President

NEW LENDER:                                 [FIRST TENNESSEE BANK NATIONAL
                                            ASSOCIATION]

                                            By:  /s/ Kirk A. Porter
                                                 -----------------------------
                                            Name:  Kirk A. Porter
                                            Title:  Vice President

                                            [NATIONAL CITY BANK OF KENTUCKY]

                                            By:  /s/ Kevin L. Anderson
                                                 -----------------------------
                                            Name:  Kevin L. Anderson
                                            Title:  Senior Vice President

NEW LENDER:                             [LASALLE BANK NATIONAL ASSOCIATION]

                                        By:  /s/ Eric Harvey
                                             --------------------------------
                                        Name:  Eric Harvey
                                        Title:  Assistant Vice President

NEW LENDER:                             [FIFTH THIRD BANK, N.A.]

                                        By:  /s/ David J. Hicks
                                             --------------------------------
                                        Name:  David J. Hicks
                                        Title:  Vice President/Managing Director

NEW LENDER:                             [UNION PLANTERS BANK, N.A.]

                                        By:  /s/ Carol S. Geraghty
                                             --------------------------------
                                        Name:  Carol S. Geraghty
                                        Title:  Vice President

NEW LENDER:                             [MIZUHO CORPORATE BANK, LTD.]

                                        By:  /s/ Greg Botshon
                                             --------------------------------
                                        Name:  Greg Botshon
                                        Title:  Senior Vice President

                                        [BLACKROCK SENIOR LOAN TRUST
                                        MAGNETITE IV CLO, LIMITED
                                        MAGNETITE V. CLO, LIMITED]

                                        By:  /s/ Tom Colwell
                                             --------------------------------
                                        Name: Tom Colwell
                                        Title:  Authorized Signatory

                                        [HARCH CLO I, LTD.]

                                        By:  /s/ Michael E. Lewitt
                                             --------------------------------
                                        Name:  Michael E. Lewitt
                                        Title:  Authorized Signatory

                                        [ELC (CAYMAN) LTD. CDO SERIES 1999-I]
                                        BY: BABSON CAPITAL MANAGEMENT LLC
                                        AS COLLATERAL MANAGER

                                        By:  /s/  John W. Stelwagon
                                             ---------------------------------
                                        Name:  John W. Stelwagon
                                        Title:  Managing Director

                                        [ELC (CAYMAN) LTD. 1999-III]
                                        BY: BABSON CAPITAL MANAGEMENT LLC
                                        AS COLLATERAL MANAGER

                                        By:  /s/  John W. Stelwagon
                                             ---------------------------------
                                        Name:  John W. Stelwagon
                                        Title:  Managing Director

                                        [ELC (CAYMAN) LTD. 2000-I]
                                        BY: BABSON CAPITAL MANAGEMENT LLC
                                        AS COLLATERAL MANAGER

                                        By:  /s/  John W. Stelwagon
                                             ---------------------------------
                                        Name:  John W. Stelwagon
                                        Title:  Managing Director

                                        [APEX (IDM) CDO I, LTD.]
                                        BY: BABSON CAPITAL MANAGEMENT LLC
                                        AS COLLATERAL MANAGER

                                        By:  /s/  John W. Stelwagon
                                             ---------------------------------
                                        Name:  John W. Stelwagon
                                        Title:  Managing Director

                                        [TRYON CLO LTD. 2000-I]
                                        BY: BABSON CAPITAL MANAGEMENT LLC
                                        AS COLLATERAL MANAGER

                                        By:  /s/  John W. Stelwagon
                                             ---------------------------------
                                        Name:  John W. Stelwagon
                                        Title:  Managing Director

                            [MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY]
                                            BY: BABSON CAPITAL MANAGEMENT LLC
                                            AS INVESTMENT ADVISOR

                                            By:  /s/  John W. Stelwagon
                                                 ------------------------------
                                            Name:  John W. Stelwagon
                                            Title:  Managing Director

                                            [MAPLEWOOD (CAYMAN) LIMITED]
                                            BY: BABSON CAPITAL MANAGEMENT LLC
                                            UNDER DELEGATED AUTHORITY FROM
                                            MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY AS INVESTMENT MANAGER

                                            By:  /s/  John W. Stelwagon
                                                 ------------------------------
                                            Name:  John W. Stelwagon
                                            Title:  Managing Director

                                            [SIMSBURY CLO, LIMITED]
                                            BY: BABSON CAPITAL MANAGEMENT LLC
                                            UNDER DELEGATED AUTHORITY FROM
                                            MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY AS COLLATERAL MANAGER

                                            By:  /s/  John W. Stelwagon
                                                 ------------------------------
                                            Name:  John W. Stelwagon
                                            Title:  Managing Director

                                            [SUFFIELD CLO, LIMITED]
                                            BY: BABSON CAPITAL MANAGEMENT LLC
                                            AS COLLATERAL MANAGER

                                            By:  /s/  John W. Stelwagon
                                                 ------------------------------
                                            Name:  John W. Stelwagon
                                            Title:  Managing Director

                                            [BABSON CLO LTD. 2003-I]
                                            BY: BABSON CAPITAL MANAGEMENT LLC
                                            AS COLLATERAL MANAGER

                                            By:  /s/  John W. Stelwagon
                                                 ------------------------------
                                            Name:  John W. Stelwagon
                                            Title:  Managing Director

                                         [BABSON CLO LTD. 2004-II]
                                         BY: BABSON CAPITAL MANAGEMENT LLC
                                         AS COLLATERAL MANAGER

                                         By:  /s/  John W. Stelwagon
                                              ------------------------------
                                         Name:  John W. Stelwagon
                                         Title:  Managing Director

                                         [BILL & MELINDA GATES FOUNDATION]
                                         BY: BABSON CAPITAL MANAGEMENT LLC
                                         AS COLLATERAL MANAGER

                                         By:  /s/  John W. Stelwagon
                                              ------------------------------
                                         Name:  John W. Stelwagon
                                         Title:  Managing Director

                                         [NOMURA BOND & LOAN FUND]

                                         By:  /s/ Elizabeth MacLean
                                              ------------------------------
                                         Name:  Elizabeth MacLean
                                         Title:  Director

                                         UFJ Trust Bank Limited as Trustee
                                         Nomura Corporate Research and
                                         Asset Management, Inc.
                                         Attorney in Fact

                                         [CLYDESDALE CLO 2001-1, LTD.]

                                         By:  /s/ Elizabeth MacLean
                                              ------------------------------
                                         Name:  Elizabeth MacLean
                                         Title:  Director

                                         Nomura Corporate Research and Asset
                                         Management, Inc. As Collateral Manager

                                         [CLYDESDALE CLO 2003, LTD.]

                                         By:  /s/ Elizabeth MacLean
                                              ------------------------------
                                         Name:  Elizabeth MacLean
                                         Title:  Director

                                         Nomura Corporate Research and Asset
                                         Management, Inc. As Collateral Manager

                              [VENTURE CDO 2002, LIMITED]

                              By its investment advisor MJX Asset Management LLC

                              By:  /s/ Hans L. Christensen
                                   ----------------------------------
                              Name:  Hans L. Christensen
                              Title:  Chief Investment Officer

                              [VENTURE II CDO, LIMITED]

                              By its investment advisor MJX Asset Management LLC

                              By:  /s/ Hans L. Christensen
                                   ----------------------------------
                              Name:  Hans L. Christensen
                              Title:  Chief Investment Officer

                              [LANDMARK III CDO, LTD]

                              By:  /s/ Gilles Marchand
                                   ----------------------------------
                              Name:  Gilles Marchand
                              Title:  Authorized Signatory

                              [LANDMARK II CDO]

                              By:  /s/ Gilles Marchand
                                   ----------------------------------
                              Name:  Gilles Marchand
                              Title:  Authorized Signatory

                              [LANDMARK CDO, LTD]

                              By:  /s/ Gilles Marchand
                                   ----------------------------------
                              Name:  Gilles Marchand
                              Title:  Authorized Signatory

                              [BLUE SQUARE FUNDING LIMITED SERIES 3]

                              By:  /s/ Alice L. Wagner
                                   ----------------------------------
                              Name:  Alice L. Wagner
                              Title:  Vice President

                              [KZH CYPRESSTREE-1 LLC]

                              By:  /s/ Hi Hua
                                   ----------------------------------
                              Name:  Hi Hua
                              Title:  Authorized Agent

                                        [KZH STERLING LLC]

                                        By:  /s/ Hi Hua
                                             --------------------------------
                                        Name:  Hi Hua
                                        Title:  Authorized Agent

                                        [KZH SOLEIL LLC]

                                        By:  /s/ Hi Hua
                                             --------------------------------
                                        Name:  Hi Hua
                                        Title:  Authorized Agent

                                        [KZH SOLEIL-2 LLC]

                                        By:  /s/ Hi Hua
                                             --------------------------------
                                        Name:  Hi Hua
                                        Title:  Authorized Agent

                                        [CANADIAN IMPERIAL BANK OF COMMERCE]

                                        By:  /s/ Marc Berg
                                             --------------------------------
                                        Name:  Marc Berg
                                        Title:  Authorized Signatory

                                        [TORONTO DOMINION (NEW YORK), LLC]

                                        By:  /s/ Masood Fikree
                                             --------------------------------
                                        Name:  Masood Fikree
                                        Title:  Authorized Signatory

                                        [CENTURION CDO VI, LTD.]
                                        BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                        GROUP, INC. AS COLLETERAL MANAGER

                                        By:  /s/ Vincent P. Pham
                                             --------------------------------
                                        Name:  Vincent P. Pham
                                        Title:  Director - Operations

                                        [CENTURION CDO II, LTD.]
                                        BY: AMERICAN EXPRESS ASSET MANAGEMENT
                                        GROUP, INC. AS COLLETERAL MANAGER

                                        By:  /s/ Vincent P. Pham
                                             --------------------------------
                                        Name:  Vincent P. Pham
                                        Title:  Director - Operations

                           [SEQUILS-CENTURION V, LTD.]
                           BY: AMERICAN EXPRESS ASSET MANAGEMENT
                           GROUP, INC. AS COLLETERAL MANAGER

                           By:  /s/ Vincent P. Pham
                                --------------------------------
                           Name:  Vincent P. Pham
                           Title:  Director - Operations

                           [AMERICAN EXPRESS CERTIFICATE COMPANY]
                           BY: AMERICAN EXPRESS ASSET MANAGEMENT
                           GROUP, INC. AS COLLETERAL MANAGER

                           By:  /s/ Yvonne Stevens
                                --------------------------------
                           Name:  Yvonne Stevens
                           Title:  Senior Managing Director

                           [IDS LIFE INSURANCE COMPANY]
                           BY: AMERICAN EXPRESS ASSET MANAGEMENT
                           GROUP, INC. AS COLLETERAL MANAGER

                           By:  /s/ Yvonne Stevens
                                --------------------------------
                           Name:  Yvonne Stevens
                           Title:  Senior Managing Director

                           [RESTORATION FUNDING CLO, LTD.]
                           BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                           AS GENERAL PARTNER

                           By:  /s/ David Lancelot
                                --------------------------------
                           Name:  David Lancelot
                           Title:  Treasurer - Highland Capital Management, L.P.


                   [HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.]
                           BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                           AS GENERAL PARTNER

                           By:  /s/ David Lancelot
                                --------------------------------
                           Name:  David Lancelot
                           Title:  Treasurer - Highland Capital Management, L.P.

                           [HIGHLAND LEGACY LIMITED]
                           BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                           AS COLLETERAL MANAGER

                           By:  /s/ David Lancelot
                                --------------------------------
                           Name:  David Lancelot
                           Title:  Treasurer - Highland Capital Management, L.P.

                   [HIGHLAND FLOATING RATE ADVANTAGE FUND]
                           BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                           ITS INVESTMENT ADVISOR

                           By:  /s/ David Lancelot
                                --------------------------------
                           Name:  David Lancelot
                           Title:  Treasurer - Highland Capital Management, L.P.

                           [BLACK DIAMOND CLO 1998-1 LTD.]

                           By:  /s/ Alan Corkish
                                --------------------------------
                           Name:  Alan Corkish
                           Title:  Director

                           [BLACK DIAMOND CLO 2000-1 LTD.]

                           By:  /s/ Alan Corkish
                                --------------------------------
                           Name:  Alan Corkish
                           Title:  Director

                           [SUNAMERICA LIFE INSURANCE COMPANY]
                           BY: AIG GLOBAL INVESTMENT CORP.
                           ITS INVESTMENT ADIVSOR

                           By:  /s/ W. Jeffrey Baxter
                                --------------------------------
                           Name:  W. Jeffrey Baxter
                           Title:  Vice President

                           [GALAXY CLO 1999-1, LTD.]
                           BY: AIG GLOBAL INVESTMENT CORP.
                           ITS COLLATERAL MANAGER

                           By:  /s/ W. Jeffrey Baxter
                                --------------------------------
                           Name:  W. Jeffrey Baxter
                           Title:  Vice President

                           [GALAXY CLO 2003-1, LTD.]
                           BY: AIG GLOBAL INVESTMENT CORP.
                           ITS INVESTMENT ADIVSOR

                           By:  /s/ W. Jeffrey Baxter
                                --------------------------------
                           Name:  W. Jeffrey Baxter
                           Title:  Vice President

                                 [APEX (TRIMARAN) CDO I. LTD.]
                                 BY: TRIMARAN ADVISORS, L.L.C.

                                 By:  /s/ David M. Millison
                                      --------------------------------
                                 Name:  David M. Millison
                                 Title:  Managing Director

                                 [HARBOUR TOWN FUNDING LLC]

                                 By:  /s/ Diana M. Himes
                                      --------------------------------
                                 Name:  Diana M. Himes
                                 Title:  Assistant Vice President

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR RACE POINT II CLO,
                                 LIMITED, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [LONG LANE MASTER TRUST IV]

                                 By:  /s/ Diana M. Himes
                                       --------------------------------
                                 Name:  Diana M. Himes
                                 Title:  Authorized Agent

                                 [SRF 2000, INC.]

                                 By:  /s/ Diana M. Himes
                                      --------------------------------
                                 Name:  Diana M. Himes
                                 Title:  Assistant Vice President

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR AVERY POINT CLO,
                                 LTD, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR RACE POINT CLO,
                                 LIMITED, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR CASTLE HILL I - INGOTS,
                                 LTD, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR CASTLE HILL II - INGOTS,
                                 LTD, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [SANKATY ADVISORS, LLC AS COLLATERAL
                                 MANAGER FOR CASTLE HILL III - INGOTS,
                                 LTD, AS TERM LENDER]

                                 By:  /s/ Diane J. Exter
                                      --------------------------------
                                 Name:  Diane J. Exter
                                 Title:  Managing Director, Portfolio Manager

                                 [HANOVER SQUARE CLO LTD.
                                 BY: BLACKSTONE DEBT ADVISORS L.P.
                                 AS COLLATERAL MANAGER]

                                 By:  /s/ Dean Criares
                                      --------------------------------
                                 Name:  Dean Criares
                                 Title:  Managing Director

                                 [UNION SQUARE CDO LTD.
                                 BY: BLACKSTONE DEBT ADVISORS L.P.
                                 AS COLLATERAL MANAGER]

                                 By:  /s/ Dean Criares
                                      --------------------------------
                                 Name:  Dean Criares
                                 Title:  Managing Director

                                 [MONUMENT PARK CDO LTD.
                                 BY: BLACKSTONE DEBT ADVISORS L.P.
                                 AS COLLATERAL MANAGER]

                                 By:  /s/ Dean Criares
                                      --------------------------------
                                 Name:  Dean Criares
                                 Title:  Managing Director

                                 [BANK OF MONTREAL
                                 BY: HIM MONEGY, INC. AS AGENT]

                                 By:  /s/ Gregory Walker
                                      --------------------------------
                                 Name:  Gregory Walker
                                 Title:  Vice President

                                 [BOSTON HARBOR CLO 2004-1, LTD.]

                                 By:  /s/ Beth Mazor
                                      --------------------------------
                                 Name:  Beth Mazor
                                 Title:  Vice President

                                 [PRINCIPAL LIFE INSURANCE COMPANY]
                                 BY: PRINCIPAL GLOBAL INVESTORS, LLC
                                 A DELAWARE LIMITED LIABILITY COMPANY
                                 ITS AUTHORIZED SIGNATORY

                                 By:  /s/ Jon C. Heiny
                                      --------------------------------
                                 Name:  Jon C. Heiny
                                 Title:  Counsel

                                 By:  /s/ Karen A. Pearston
                                      --------------------------------
                                 Name:  Karen A. Pearston
                                 Title:  Counsel

                                 [NATIONWIDE MUTUAL INSURANCE COMPANY]

                                 By:  /s/ Thomas S. Leggett
                                      --------------------------------
                                 Name:  Thomas S. Leggett
                                 Title:  Associate Vice President Public Bonds

                                 [AMMC CDO II, LIMITED]
                                 BY: AMERICAN MONEY MANAGEMENT CORP.,
                                 AS COLLATERAL MANAGER

                                 By:  /s/ Chester M. Eng
                                      --------------------------------
                                 Name:  Chester M. Eng
                                 Title:  Senior Vice President

                                 [AMMC CDO III, LIMITED]
                                 BY: AMERICAN MONEY MANAGEMENT CORP.,
                                 AS COLLATERAL MANAGER

                                 By:  /s/ Chester M. Eng
                                      --------------------------------
                                 Name:  Chester M. Eng
                                 Title:  Senior Vice President

                                 [VAN KAMPEN SENIOR LOAN FUND]
                                 BY: VAN KAMPEN INVESTMENT ADVISORY
                                 CORP.

                                 By:  /s/ Brad Langs
                                      --------------------------------
                                 Name:  Brad Langs
                                 Title:  Executive Director

                                 [VAN KAMPEN SENIOR INCOME TRUST]
                                 BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                 By:  /s/ Brad Langs
                                      --------------------------------
                                 Name:  Brad Langs
                                 Title:  Executive Director

                                 [MAINSTAY FLOATING RATE FUND, A SERIES
                                 OF ECLIPSE FUNDS, INC.]
                                 BY: NEW YORK LIFE INVESTMENT
                                 MANAGEMENT LLC

                                 By:  /s/ F. David Melka
                                      --------------------------------
                                 Name:  F. David Melka
                                 Title:  Director

                                 [GENERAL ELECTRIC CAPITAL CORPORATION]

                                 By:  /s/ Brian P. Schwinn
                                      --------------------------------
                                 Name:  Brian P. Schwinn
                                 Title:  Duly Authorized Signatory

                                 [HAMILTON CDO, LTD]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS COLLATERAL MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [STANFIELD CARRERA CLO, LTD.]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS ASSET MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [STANFIELD ARBITRAGE CDO, LTD.]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS COLLATERAL MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [STANFIELD CLO, LTD.]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS COLLATERAL MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [STANFIELD/RMF TRANSATLANTIC CDO, LTD.]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS COLLATERAL MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [WINDSOR LOAN FUNDING, LIMITED]
                                 BY: STANFIELD CAPITAL PARTNERS LLC
                                 AS ITS INVESTMENT MANAGER

                                 By:  /s/ Christopher E. Jansen
                                      --------------------------------
                                 Name:  Christopher E. Jansen
                                 Title:  Managing Partner

                                 [AURUM CLO 2002-1, LTD.]
                                 BY: COLUMBIA MANAGEMENT ADVISORS, INC.
                                 AS INVESTMENT MANAGER

                                 By:  /s/ Eric S. Meyer
                                      --------------------------------
                                 Name:  Eric S. Meyer
                                 Title:  Vice President

                                 [FLAGSHIP CLO II]
                                 BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                 By:  /s/ Eric S. Meyer
                                      --------------------------------
                                 Name:  Eric S. Meyer
                                 Title:  Director


                                 [FLAGSHIP CLO 2001-1]
                                 BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                 By:  /s/ Eric S. Meyer
                                      --------------------------------
                                 Name:  Eric S. Meyer
                                 Title:  Director

                                 [MORGAN STANLEY PRIME INCOME TRUST]

                                 By:  /s/ Elizabeth Bodisch
                                      --------------------------------
                                 Name:  Elizabeth Bodisch
                                 Title:  Authorized Signatory

                                 [IKB CAPITAL CORPORATION]

                                 By:  /s/ David Snyder
                                      --------------------------------
                                 Name:  David Snyder
                                 Title:  President

                                    EXHIBIT A

                                Schedule 1.01(b)

                                 SALE PROPERTIES


1. The surface lot owned by the Spice Lot Business Trust located in the City of Baltimore, Maryland

2. The four (4) properties jointly owned by Allright Realty Corporation and American General Life Insurance Company of Delaware located in Bexar County, Texas, and Clayton County, Georgia

3. The surface lot owned by Allright Corporation in Monroe County, New York (1100 Brooks Avenue)

4. The surface lot owned by Allright Corporation in Harris County, Texas (1215 Main Street)

5. The surface lot owned by Allright Corporation in Harris County, Texas (1201 San Jacinto Street)

6. The surface lot owned by Allright Corporation in Harris County, Texas (1210 San Jacinto Street)

7. The surface lot owned by Allright Corporation in Harris County, Texas (6875 Will Clayton Parkway)

8. The surface lot owned by Allright Corporation in Davidson County, Tennessee (717 Church Street)

9. The garage owned by Central Parking System Realty of New York, Inc. in Manhattan County, New York (12 West 48th Street)

10. The surface lot owned by Allright Corporation in Boone County, Kentucky (613 Petersburg Road)

11. The surface lot owned by the Cosmopolitan National Bank of Chicago as Trustee in Cook County, Illinois (824 South Clark Street)

12. The properties owned by Allright Corporation in Clayton County, Georgia (Sullivan Road and Airport View Road)

13. The surface lot owned by Allright Corporation in Harris County, Texas (1400 Prairie St)

14. The self-park garage owned in part by LoDo Parking Garage LC in Denver County, Colorado (1635 18th Street)

15. The surface lot jointly owned by Allright Realty Company in Franklin County, Ohio (208 East Main Street)

16. The surface lot owned by Allright Corporation in Miami-Dade County, Florida (S. Miami Avenue, S.E. 2nd, S.E. 1st, S.E. 3rd, Alex Brown Property-Burdines)

17. The surface lot owned by AEG Partnership in Erie County, New York (285 Washington Street)

18. Three surface lots owned by Allright Corporation in Harris County, Texas (1210 San Jacinto Street, 1201 San Jacinto Street, 1215 Main Street)

19. The surface lot owned by Allright Corporation in Hillsboro County, Florida (502 E Cass/Marion)

20. The surface lot owned by Allright Corporation in King County, Washington (1003 4th Avenue)

21. The surface lot owned by Allright Corporation in Denver County, Colorado (Hall lot - Block 131)

22. The surface lot and garage owned by Allright Corporation in Denver County, Colorado (Elks lot and Moor Hotel garage - Block 138)

23. The surface lot owned by Allright Corporation in Cook County, Illinois (824 South Clark Street)

                                    EXHIBIT B

                                  Schedule 2.01

                         COMMITMENTS AND PRO RATA SHARES

                                             REVOLVING
LENDER                                      COMMITMENT                COMMITMENT PERCENTAGE
-------------------------------------------------------------------------------------------
BANK OF AMERICA, N.A.                      $56,000,000.00                   24.888888889%
-------------------------------------------------------------------------------------------
JPMORGAN CHASE BANK                        $25,000,000.00                   11.111111111%
-------------------------------------------------------------------------------------------
SUNTRUST BANK                              $25,000,000.00                   11.111111111%
-------------------------------------------------------------------------------------------
US BANK N.A.                               $20,000,000.00                    8.888888889%
-------------------------------------------------------------------------------------------
COMERICA BANK                              $15,000,000.00                    6.666666667%
-------------------------------------------------------------------------------------------
BARCLAYS BANK PLC                          $15,000,000.00                    6.666666667%
-------------------------------------------------------------------------------------------
AMSOUTH BANK                               $12,500,000.00                    5.555555555%
-------------------------------------------------------------------------------------------
LASALLE BANK, NATIONAL ASSOCIATION         $12,500,000.00                    5.555555555%
-------------------------------------------------------------------------------------------
MIZUHO CORPORATE BANK, LTD.                $10,000,000.00                    4.444444444%
-------------------------------------------------------------------------------------------
NATIONAL CITY BANK OF KENTUCKY             $10,000,000.00                    4.444444444%
-------------------------------------------------------------------------------------------
UNION PLANTERS BANK                         $8,000,000.00                    3.555555556%
-------------------------------------------------------------------------------------------
FIFTH THIRD BANK                            $8,000,000.00                    3.555555556%
-------------------------------------------------------------------------------------------
FIRST TENNESSEE BANK NATIONAL ASSOCIATION   $8,000,000.00                    3.555555556%
-------------------------------------------------------------------------------------------
TOTAL                                        $225,000,000                        100%
===========================================================================================